PHOENIX SERIES FUND

                      Supplement dated October 19, 2004 to
                       Prospectus dated February 28, 2004,
                          as supplemented July 28, 2004


PHOENIX-ENGEMANN MID-CAP GROWTH FUND

         Under the subheading "Portfolio Management" on page 11 of the current prospectus, the second paragraph is hereby replaced in its entirety with the following:

         Investment and trading decisions for the fund are made by a team of equity investment professionals.

PHOENIX SERIES FUND--ALL FUNDS

         Under the subheading "How is the Share Price determined?" on page 41 of the current prospectus, the paragraph titled "Asset Value" is replaced in its entirety with the following:

         Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each of the funds calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.



PXP 393/Mid-CapPMTeam (10/04)